Supplement dated September 8, 2025
to the Statement of Additional Information (SAI), as supplemented, dated May 1, 2025, for funds under the following trusts:
Trust
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Effective immediately, the information after the “Subadvisers Subadvisory and Sub-Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates" table under the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" of the SAI with respect to SBH for VP - Partners Small Cap Growth Fund and VP - Partners Small Cap Value Fund is hereby superseded and replaced with the following:
K – SBH, located at 10 S. Wacker Drive, Suite 3100, Chicago IL 60606, is a wholly-owned subsidiary of Corient Management LLC, which is a wholly-owned subsidiary of Corient Holdings Inc. Corient Holdings Inc. is a wholly-owned subsidiary of CI Financial Corp. CI Financial Corp. is wholly-owned by Mubadala Capital, the alternative asset management subsidiary of Mubadala Investment Company.
The rest of the section remains the same.
Effective immediately, the information under the subsection, “The Investment Manager and Subadvisers - Portfolio Managers" in the “Investment Management and Other Services" section of the SAI for each of VP - Intermediate Bond Fund and VP - Large Cap Index Fund is hereby superseded and replaced with the following:

		Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2024, unless otherwise noted
VP – Intermediate Bond Fund	Ed Al-Hussainy(e)	6 other accounts	$2.35 million	None	Columbia Management	Columbia Management
	Jason Callan	13 RICs 11 PIVs 64 other accounts	$18.76 billion $27.30 billion $1.84 billion	1 other account ($321.70 M)
	Alex Christensen	6 RICs 3 PIVs 192 other accounts	$10.53 billion $252.42 million $1.79 billion	None
	Gene Tannuzzo	7 RICs 3 PIVs 60 other accounts	$10.91 billion $252.42 million $1.57 billion	None
VP – Large Cap Index Fund	Christopher Lo	13 RICs 12 other accounts	$12.59 billion $144.87 million	None	Columbia Management	Columbia Management
	Shirley Wang(e)	2 other accounts	$1.39 million	None
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(e)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of July 31, 2025.
The rest of the section remains the same.
Effective immediately, the table under the caption “Ongoing Portfolio Holdings Disclosure Arrangements - Identity of Recipient - Recipients under arrangements with subadvisers" in the “Other Practices – Disclosure of Portfolio Holdings Information" section of the SAI is hereby changed by removing Castine, LLC and Flex Trade Systems, replacing the information for FactSet Research Systems, Omgeo, LLC, State Street Bank and Trust Company and State Street Corp., and adding the information for new recipients as reflected below:
SUP7950-0014_(09/25)

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with subadvisers:
Accenture	Used by certain subadvisers for back- office operations.	Daily
Bloomberg Execution Management System	Used by certain subadvisers for portfolio management.	Daily
Clearwater Analytics, LLC	Used by certain sub-advisers for analytical and statistical information.	As Needed
Concert	Used by certain subadvisers for portfolio management.	As Needed
FactSet Research Systems, Inc.	Used by certain subadvisers for analytical and statistical information. Used by certain subadvisers for portfolio management.	Daily and As Needed
Glass Lewis	Used by certain sub-advisers for proxy voting administration and research services.	As Needed
Omgeo, LLC
Used by certain subadvisers for trade
monitoring, trade settlement, and for
confirming TBAs. Used by certain
subadvisers for trade execution and
SWIFT transactions. Used by certain
subadvisers for analytics. Used by
certain subadvisers for sharing of daily
trades between asset manager and
custodian.
Daily
Portware	Used by certain subadvisers for portfolio management.	Daily
S&P Global Market Intelligence	Used by certain subadvisers for corporate actions management.	Daily
Sentinel	Used by certain subadvisers for portfolio management.	Daily
State Street Bank and Trust Company
Used by certain subadvisers for middle
office functions. Used by certain
subadvisers to process, reconcile and
report daily collateral margin
transactions with counterparties and
custodian. Used for portfolio accounting,
performance and holdings record.
Daily
State Street Corp	Used by certain subadvisers for portfolio management. Used by certain subadvisers for order management and compliance.	Daily
SteelEye, Limited	Used by certain subadvisers to review trading activity and proactively monitor for patterns and trends related to market manipulation, improper allocations and misuse of MNPI, etc.	Daily
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP7950-0014_(09/25)